UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 15, 2003
                Date of Report (Date of earliest event reported)

                            MUELLER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File Number 1-6770

              Delaware                                    25-0790410
    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification No.)

                        8285 Tournament Drive, Suite 150
                            Memphis, Tennessee 38125
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (901) 753-3200
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press release dated July 15, 2003 reporting second quarter 2003 earnings.

Item 9. Regulation FD Disclosure.

      The following information is furnished pursuant to "Item 12 Results of Operations and Financial Condition."

      On July 15, 2003, Mueller Industries, Inc. issued a press release announcing earnings for the quarter ended June 28, 2003. A copy of the press release is attached as Exhibit 99.1.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on July 15, 2003.

                                    MUELLER INDUSTRIES, INC.

                                     /S/ KENT A. MCKEE
                                    -------------------------------------
                                    Kent A. McKee
                                    Vice President and
                                    Chief Financial Officer


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

                                  EXHIBIT INDEX

      Exhibit Number            Description
      --------------            -----------

          99.1         Press Release dated July 15, 2003


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